SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 28, 2004
                                                           ------------

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


Delaware                         333-106925                       74-2440850
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(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


     745 Seventh Avenue, 7th Floor
             New York, NY                                           10019
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(Address of principal executive offices)                          (Zip Code)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-106925) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $172,535,412.00 in aggregate principal amount Class 1A, Class 1A-IO, Class 1A-PO, Class 2A, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-12H on May 28, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated March 25, 2004, as supplemented by the Prospectus Supplement, dated May 27, 2004 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of May 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Citibank, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1A, Class 1A-IO, Class 1A-PO, Class 2A, Class 1B1, Class 1B2, Class 2B1, Class 2B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $173,840,421.94 as of May 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.


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ITEM 7.       Financial Statements; Pro Forma Information and Exhibits.

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated May 25, 2004, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of May 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Citibank, N.A., as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

                  99.3 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Commercial Federal Bank and Lehman Brothers Holdings Inc.

                  99.4 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Chase Manhattan Mortgage Corporation and Lehman Brothers Holdings Inc.

                  99.5 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Countrywide Home Loans Servicing LP and Lehman Brothers Holdings Inc.

                  99.6 Reconstituted Servicing Agreement, dated as of May 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

                  99.7 Reconstituted Servicing Agreement, dated as of May 1, 2004, between SunTrust Mortgage, Inc. and Lehman Brothers Holdings Inc.

                  99.8 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

                  99.9 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Wells Fargo Bank, National Association and Lehman Brothers Holdings Inc.

                  99.10 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Washington Mutual Bank, FA and Lehman Brothers Holdings Inc.

                  99.11 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and Commercial Federal Bank

                  99.12 Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of April 1, 2004, by and between Lehman Brothers Bank, FSB and Chase Manhattan Mortgage Corporation

                  99.13 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

                  99.14 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation

                  99.15 Master Mortgage Loan Sale and Servicing Agreement, dated and effective as of December 1, 2003, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation

                  99.16 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SunTrust Mortgage, Inc.

                  99.17 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield Mortgage Company, Inc.

                  99.18 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home Mortgage, Inc.

                  99.19 Servicing Agreement, dated as of February 1, 2004, by and between Washington Mutual Bank, FA and AIG Centre Capital Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STRUCTURED ASSET SECURITIES
                                                  CORPORATION


                                                  By:      /s/ Bradford Andres
                                                           ---------------------
                                                  Name:    Bradford Andres
                                                  Title:   Senior Vice President

Date: June 10, 2004

                                  EXHIBIT INDEX

Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

    1.1 Terms Agreement, dated May 25, 2004, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

    4.1         Trust Agreement, dated as of May 1, 2004, among
                Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and
                Citibank, N.A., as Trustee.

    99.1 Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

    99.2 Servicing Agreement, dated as of May 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

    99.3 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Commercial Federal Bank and Lehman
                Brothers Holdings Inc.

    99.4 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Chase Manhattan Mortgage Corporation and Lehman Brothers Holdings Inc.

    99.5 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Countrywide Home Loans Servicing LP and Lehman Brothers Holdings Inc.

    99.6 Reconstituted Servicing Agreement, dated as of May 1, 2004, between GMAC Mortgage Corporation and Lehman Brothers Holdings Inc.

    99.7 Reconstituted Servicing Agreement, dated as of May 1, 2004, between SunTrust Mortgage, Inc. and Lehman
                Brothers Holdings Inc.

    99.8 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Waterfield Mortgage Company, Inc. and Lehman Brothers Holdings Inc.

    99.9 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Wells Fargo Home Mortgage, Inc. and Lehman Brothers Holdings Inc.

    99.10 Reconstituted Servicing Agreement, dated as of May 1, 2004, between Washington Mutual Bank, FA and Lehman Brothers Holdings Inc.

    99.11 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of June 19, 2001 by and between Centre Capital Group, Inc. and Commercial Federal Bank

    99.12       Mortgage Loan Purchase, Warranties and Servicing
                Agreement, dated as of April 1, 2004, by and between Lehman Brothers Bank, FSB and Chase Manhattan Mortgage Corporation

    99.13 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of March 17, 2000, by and between Centre Capital Group, Inc. and Countrywide Home Loans, Inc.

    99.14 Master Mortgage Loan Sale and Servicing Agreement, dated as of February 1, 2003 by and between Centre Capital Group, Inc. and GMAC Mortgage Corporation

    99.15 Master Mortgage Loan Sale and Servicing Agreement, dated and effective as of December 1, 2003, by and between Lehman Brothers Bank, FSB and GMAC Mortgage Corporation


    99.16 Master Servicing Agreement, dated as of May 2000, between Centre Capital Group, Inc. and SunTrust
                Mortgage, Inc.

    99.17 Master Servicing Agreement, dated as of February 7, 2001 between Centre Capital Group, Inc. and Waterfield
                Mortgage Company, Inc.

    99.18 Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans, dated as of May 1, 2000, by and between Centre Capital Group, Inc. and Wells Fargo Home
                Mortgage, Inc.

    99.19 Servicing Agreement, dated as of February 1, 2004, by and between Washington Mutual Bank, FA and AIG Centre Capital Group, Inc.